SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 8, 2004

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street, Lexington, MA	02420
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 861-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD Disclosure.

Centra Software, Inc. (the “Company”) today reports that it is consolidating its product development activities and as a result it is closing its product development facility located in Morrisville, North Carolina. The facility, which employs 22 people, was acquired by the Company as part of the acquisition of Mindlever.com, Inc. in April 2001. The closing is expected to result in lay-offs of up to 19 of the 22 employees. The Company estimates that it will record restructuring charges of approximately $500,000 in 2004 for costs associated with the closing, including severance charges and obligations under its lease for the facility. In addition, the Company expects a reduction in on-going costs and expenses of $1 million to $1.2 million annually as a result of the closing.

Safe Harbor Statement Regarding Forward-Looking Statements

With the exception of the historical information contained in this Current Report on Form 8-K, the matters described herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the beliefs and expectations of management regarding the Company’s future performance, the costs and other effects of the closing of the Company’s Morrisville, North Carolina facility, the Company’s strategic, organizational and product development initiatives and management’s objectives regarding future results of operations. Such statements reflect management’s beliefs and expectations as of the date of this statement, and involve risks and uncertainties that may cause actual results, events and performance to differ materially. These risk factors include, but are not limited to, risks associated with the Company’s ability to successfully execute its strategic plan, the Company’s ability to manage its costs, uncertainty of market reaction to the Company’s sales and marketing efforts and product demand for the Company’s products, the effect of economic conditions generally on the market for IT spending and for the Company’s products, the results of future research and development activities, the impact of competitive products and pricing, technological difficulties and/or other factors outside the control of the Company. The Company can give no assurance that it will be able to implement its growth and operating plans as anticipated, or achieve its revenue and earnings goals. For a description of additional risks, and uncertainties, please refer to the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, which are available at www.centra.com/investorrelations. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this Current Report, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRA SOFTWARE, INC.

Dated: June 8, 2004

By: /s/ Paul R. Gudonis

—————————————

Name: Paul R. Gudonis

Title: President and Chief Executive Officer